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                                                                       EXHIBIT 2

                         AGREEMENT OF REPORTING PERSONS

The undersigned agree that this Schedule 13G dated May 4, 2001, is being filed with the Securities and Exchange Commission on behalf of each of Ralph Maddox Family Trust, Kathryn Mays Johnson 1999 Exempt Trust, Kathryn Mays Johnson 1999 Non- Exempt Trust, Linda Mays McCaul 1999 Exempt Trust, Linda Mays McCaul 1999 Non-Exempt Trust, Mark Pittman Mays 1999 Exempt Trust, Mark Pittman Mays 1999 Non-Exempt Trust, Randall Thomas Mays 1999 Exempt Trust, Randall Thomas Mays 1999 Non-Exempt Trust and L. Lowry Mays.


                                  RALPH MADDOX FAMILY TRUST

                                  By: /s/ L. Lowry Mays
                                     -------------------------------------------
                                  Name:  L. Lowry Mays
                                  Title: Trustee


                                  KATHRYN MAYS JOHNSON 1999 EXEMPT TRUST

                                  By:  /s/ Mark P. Mays
                                     -------------------------------------------
                                  Name:  Mark P. Mays
                                  Title: Trustee


                                  KATHRYN MAYS JOHNSON 1999 NON-EXEMPT TRUST

                                  By:  /s/ Mark P. Mays
                                     -------------------------------------------
                                  Name:  Mark P. Mays
                                  Title: Trustee


                                  LINDA MAYS McCAUL 1999 EXEMPT TRUST

                                  By:  /s/ Mark P. Mays
                                     -------------------------------------------
                                  Name:  Mark P. Mays
                                  Title: Trustee


                                  LINDA MAYS McCAUL 1999 NON-EXEMPT TRUST

                                  By:  /s/ Mark P. Mays
                                     -------------------------------------------
                                  Name:  Mark P. Mays
                                  Title: Trustee


                                  MARK PITTMAN MAYS 1999 EXEMPT TRUST

                                  By:  /s/ Mark P. Mays
                                     -------------------------------------------
                                  Name:  Mark P. Mays
                                  Title: Trustee


                                  MARK PITTMAN MAYS 1999 NON-EXEMPT TRUST

                                  By:  /s/ Mark P. Mays
                                     -------------------------------------------
                                  Name:  Mark P. Mays
                                  Title: Trustee


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                                  RANDALL THOMAS MAYS 1999 EXEMPT TRUST

                                  By:  /s/ Mark P. Mays
                                     -------------------------------------------
                                  Name:  Mark P. Mays
                                  Title: Trustee


                                  RANDALL THOMAS MAYS 1999 NON-EXEMPT TRUST

                                  By:  /s/ Mark P. Mays
                                     -------------------------------------------
                                  Name:  Mark P. Mays
                                  Title: Trustee


                                  /s/ L. Lowry Mays
                                  ----------------------------------------------
                                  L. LOWRY MAYS